UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

January 24, 2025

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive,
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, on February 19, 2024, Capital One Financial Corporation, a Delaware corporation (“Capital One” or “the Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Capital One, Discover Financial Services, a Delaware corporation (“Discover”) and Vega Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which (a) Merger Sub will merge with and into Discover, with Discover as the surviving entity in the merger (the “Merger”); (b) immediately following the Merger, Discover, as the surviving entity, will merge with and into Capital One, with Capital One as the surviving entity in the second-step merger (the “Second Step Merger” and together with the Merger, the “Mergers”); and (c) immediately following the Second Step Merger, Discover Bank, a Delaware-chartered and wholly owned subsidiary of Discover, will merge with and into Capital One’s wholly owned national bank subsidiary, Capital One National Association (“CONA”), with CONA as the surviving entity in the bank merger (the “Bank Merger,” and collectively with the Merger and the Second Step Merger, the “Transaction”).

Capital One is filing this Current Report on Form 8-K (this “Report”) to furnish the information in Exhibit 99.1 hereto, containing a financial data supplement released by Discover on January 22, 2025 with respect to the quarter and the twelve months ended December 31, 2024. Neither Discover’s independent accountants, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the preliminary fourth quarter and year-end financial information contained in Exhibit 99.1, nor have they expressed any opinion or any other form of assurance on such information, and assume no responsibility for, and disclaim any association with, the preliminary fourth quarter and year-end financial information contained in Exhibit 99.1.

Note: Information in this Report (including the exhibit) furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information provided in Exhibit 99.1 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01	Other Events.

On December 23, 2024, Discover filed an amended annual report on Form 10-K/A for the year ended December 31, 2023, which included restated audited financial statements as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023 that were previously included in Discover’s annual report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2024. On December 23, 2024, Discover also filed amended quarterly reports on Form 10-Q/A to restate its unaudited condensed consolidated financial statements previously included in its quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024 previously filed with the SEC on May 1, 2024 and July 31, 2024, respectively. On December 23, 2024, Discover also filed its quarterly report on Form 10-Q for the quarterly period ended September 30, 2024.

Accordingly, Capital One is also filing this Report to supplement and update certain financial information related to Discover previously provided by Capital One in connection with the Transaction, including certain amended and restated financial statements of Discover. Additionally, Capital One is filing this Report to include in its securities filings certain unaudited pro forma condensed combined financial information of Capital One and Discover previously provided by Capital One in connection with the Transaction. This Report does not modify or update any financial statements of Capital One included in Capital One’s Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q.

Capital One is filing: (i) as Exhibit 99.2 to this Report, Discover’s restated audited consolidated financial statements as of December 31, 2023 and 2022 and for each of the fiscal years ended December 31, 2023, 2022 and 2021; (ii) as Exhibit 99.3 to this Report, Discover’s restated unaudited condensed consolidated financial statements as of and for the quarterly period ended March 31, 2024; (iii) as Exhibit 99.4 to this Report, Discover’s restated unaudited condensed consolidated financial statements as of and for the quarterly period ended June 30, 2024; (iv) as Exhibit 99.5 to this Report, Discover’s unaudited condensed consolidated financial statements as of and for the quarterly period ended September 30, 2024; (v) as Exhibit 99.6 to this Report, the unaudited pro forma condensed combined financial information of Capital One and Discover as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023 and (vi) as Exhibit 23.1 to this Report, the consent of Deloitte & Touche LLP, the independent registered public accounting firm of Discover.

All the pro forma financial statements and other pro forma information included in this Report have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport to reflect what Capital One’s actual results of operations or financial condition or this pro forma information would have been had the Transaction been consummated on the dates assumed for purposes of such pro forma financial statements and information or to be indicative of Capital One’s financial condition, results of operations or metrics as of or for any future date or period.

Forward Looking Statements

Information in this communication, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include, but are not limited to, statements about the benefits of the Transaction between Capital One and Discover, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Capital One or Discover to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies and other anticipated benefits from the Mergers may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Capital One’s business and to Discover’s business as a result of the announcement and pendency of the Mergers, (3) the risk that the integration of Discover’s business and operations into Capital One’s, including into Capital One’s compliance management program, will be materially delayed or will be more costly or difficult than expected, or that Capital One is otherwise unable to successfully integrate Discover’s business into Capital One’s, including as a result of unexpected factors or events, (4) the possibility that the requisite regulatory, stockholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that requisite regulatory approvals may result in the imposition of conditions that could adversely affect Capital One or the expected benefits of the Mergers following the closing of the Mergers), (5) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in completing the Mergers or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (6) the possibility that the Mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (7) risks related to management and oversight of Capital One’s expanded business and operations following the Mergers due to the increased size and complexity of Capital One’s business, (8) the possibility of increased scrutiny by, and/or additional regulatory requirements of, governmental authorities as a result of the Mergers or the size, scope and complexity of Capital One’s business operations following the Mergers, (9) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Capital One (before or after the Mergers) or against Discover, (10) the risk that expectations regarding the timing, completion and accounting and tax treatments of the Mergers are not met, (11) the risk that any announcements relating to the Mergers could have adverse effects on the market price of the common stock of either Capital One or Discover, (12) certain restrictions during the pendency of the Mergers, (13) the diversion of management’s attention from ongoing business operations and opportunities, (14) the risk that revenues following the Mergers may be lower than expected and/or the risk that certain expenses, such as the provision for credit losses, of Discover, or Capital One following the Transaction, may be greater than expected, (15) Capital One’s and Discover’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing, (16) the dilution caused by Capital One’s issuance of additional shares of its capital stock in connection with the Mergers, (17) effects of the announcement, pendency or completion of the Mergers on the ability of Capital One and Discover to retain customers and retain and hire key personnel and maintain relationships with their suppliers and other business partners, and on their operating results and businesses generally, (18) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the Mergers, (19) risks related to the potential impact of general economic, political, industry and market factors on the parties or the Mergers and other factors that may affect future results of Capital One and Discover, (20) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board, (21) volatility and disruptions in global or national capital, currency, and credit markets, (22) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory reforms, as well as those involving the OCC, the Federal Reserve Board, the FDIC, and the Consumer Financial Protection Bureau, (23) other changes in legislation, regulation, policies or administrative practices, whether by judicial, governmental or legislative action and other changes pertaining to banking, securities, taxation and financial accounting and reporting, environmental protection and insurance, and the ability to comply with such changes in a timely manner and (24) other factors that may affect the future results of Capital One and Discover.

Additional factors which could affect future results of Capital One and Discover can be found in Capital One’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and Discover’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K (and any amendments to those documents), in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Capital One and Discover disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Important Information About the Transaction and Where to Find It

Capital One filed a registration statement on Form S-4 (No. 333-278812) with the SEC on April 18, 2024, as amended on June 14, 2024, July 26, 2024, December 23, 2024 and January 3, 2025 to register the shares of Capital One’s capital stock that will be issued to Discover stockholders in connection with the Transaction. The registration statement was declared effective on January 6, 2025, at which time Capital One filed a final prospectus and Discover filed a definitive proxy statement. Capital One and Discover commenced mailing of the joint proxy statement/prospectus to their respective shareholders on or about January 6, 2025. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS (AND ANY OTHER AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Capital One or Discover through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Capital One or Discover at:

Capital One Financial Corporation	Discover Financial Services
1680 Capital One Drive	2500 Lake Cook Road
McLean, VA 22102	Riverwoods, IL 60015
Attention: Investor Relations	Attention: Investor Relations
investorrelations@capitalone.com	investorrelations@discover.com
(703) 720-1000	(224) 405-4555

Before making any voting or investment decision, investors and security holders of Capital One and Discover are urged to read carefully the entire registration statement and joint proxy statement/prospectus, including any amendments thereto when they become available, because they contain or will contain important information about the Transaction. Free copies of these documents may be obtained as described above.

Participants in Solicitation

Capital One, Discover and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of each of Capital One and Discover in connection with the Transaction. Information regarding the directors and executive officers of Capital One and Discover and other persons who may be deemed participants in the solicitation of the stockholders of Capital One or of Discover in connection with the Transaction is included in the joint proxy statement/prospectus related to the Transaction, which was filed with the SEC on January 6, 2025. Information about the directors and executive officers of Capital One and their ownership of Capital One common stock can also be found in Capital One’s definitive proxy statement in connection with its 2024 annual meeting of stockholders, as filed with the SEC on March 20, 2024, and other documents subsequently filed by Capital One with the SEC. Information about the directors and executive officers of Discover and their ownership of Discover common stock can also be found in Discover’s definitive proxy statement in connection with its 2024 annual meeting of stockholders, as filed with the SEC on March 15, 2024, and other documents subsequently filed by Discover with the SEC. Additional information regarding the interests of such participants is included in the joint proxy statement/prospectus and other relevant documents regarding the Transaction filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm (with respect to Discover Financial Services)

99.1	Financial supplement of Discover Financial Services for the quarter and the Twelve Months Ended December 31, 2024

99.2	Audited consolidated financial statements of Discover Financial Services as of December 31, 2023 and 2022, and for the fiscal years ended December 31, 2023, 2022 and 2021

99.3	Unaudited condensed consolidated financial statements of Discover Financial Services as of and for the quarterly period ended March 31, 2024

99.4	Unaudited condensed consolidated financial statements of Discover Financial Services as of and for the quarterly period ended June 30, 2024

99.5	Unaudited condensed consolidated financial statements of Discover Financial Services as of and for the quarterly period ended September 30, 2024

99.6	Unaudited pro forma condensed combined financial information of Capital One Financial Corporation and Discover Financial Services as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: January 24, 2025	By:	/s/ TIMOTHY P. GOLDEN
Timothy P. Golden
SVP, Controller and Principal Accounting Officer